UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2023
TRUPANION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36537	83-0480694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6100 4th Avenue S, Suite 400
Seattle, Washington 98108
(Address of principal executive offices, including zip code)

(855) 727 - 9079
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00001 par value per share	TRUP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
Effective as of July 4, 2023, the Board of Directors (the “Board”) of Trupanion, Inc. (the “Company”) appointed Max Brodén as a director of the Company. Mr. Brodén will serve as a director for a term expiring at the Company’s 2024 annual meeting of stockholders or upon his earlier death, resignation or removal. The Board has affirmatively determined that Mr. Brodén is independent in accordance with applicable NASDAQ listing rules. The Board also appointed Mr. Brodén to serve as a member of the Board’s Audit Committee.

Max Brodén, 45, is the Executive Vice President and Chief Financial Officer of Aflac Incorporated (“Aflac”) where he has served in various leadership roles of ascending responsibility since April 2017. Before joining Aflac, Mr. Brodén served as senior portfolio manager at Norges Bank from July 2007 to April 2017, managing an equity portfolio of global financial and insurance stocks. Mr. Brodén holds a Master of Science in both accounting and finance from Stockholm School of Economics. Mr. Brodén was chosen to serve on the Board based on his significant leadership and industry experience, as well as his financial and accounting expertise.

Aflac is a greater than 5% stockholder of the Company. In October 2020, the Company entered into a Strategic Alliance Agreement and certain related agreements with Aflac. Mr. Brodén does not have any other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the appointment of Mr. Brodén is furnished herewith as Exhibit 99.1.
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release, dated July 5, 2023.
	104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUPANION, INC.

By:	/s/ Wei Li
Name: Wei Li
Title: Interim Chief Financial Officer
Date: July 5, 2023